UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 10, 2025

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL  33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The Nasdaq Global Market
Series B Junior Participating Preferred Stock Purchase Rights	IMMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02   Results of Operations and Financial Condition.

On March 12, 2025, Immersion Corporation (“we”, “our” or the “Company”) issued a press release regarding financial results for our third quarter ended January 31, 2025. A copy of the press release is attached to this Current Report as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in Item 2.02 and Exhibit 99.1 in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01   Other Events.

On March 10, 2025, the Company announced that its Board of Directors (the “Board”) declared a quarterly dividend. The quarterly dividend, in the amount of $0.045 per share, will be payable, subject to any prior revocation, on April 25, 2025 to stockholders of record on April 14, 2025. Future dividends will be subject to further review and approval by the Board in accordance with applicable law. The Board reserves the right to adjust or withdraw the quarterly dividend in future periods as it reviews the Company’s capital allocation strategy from time-to-time.

On March 10, 2025, the Board approved an amendment to extend the expiration date of the Company’s current stock repurchase program that was set to expire on December 29, 2025 to December 29, 2026. The stock repurchase program was originally approved on December 29, 2022 and authorized the repurchase of up to $50 million of the Company’s common stock. Currently, the Company has $40.6 million available for repurchase under the stock repurchase program. Any stock repurchases may be made through open market and privately negotiated transactions, at such times and in such amounts as management deems appropriate, including pursuant to one or more Rule 10b5-1 trading plans adopted in accordance with Rule 10b5-1 of the Exchange Act. Additionally, in connection with the initial approval of the stock repurchase program, the Board authorized the use of any derivative or similar instrument to effect stock repurchase transactions, including without limitation, accelerated share repurchase contracts, equity forward transactions, equity option transactions, equity swap transactions, cap transactions, collar transactions, naked put options, floor transactions or other similar transactions or any combination of the foregoing transactions. The stock repurchase program was implemented as a method to return value to the Company’s stockholders. The timing, pricing and sizes of any repurchases will depend on a number of factors, including the market price of the Company’s common stock and general market and economic conditions. The stock repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be suspended or discontinued at any time.

Forward-Looking Statements

This Item 8.01 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding the Company’s dividend program. These forward-looking statements are subject to and involve risks and uncertainties. These forward-looking statements may be identified by terms such as “will,” “may,” “plans,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the anticipated amount, duration, methods, timing and other aspects of our dividend program and any anticipated benefits or value resulting from any such dividends. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program, which may in turn negatively impact our ability to administer the quarterly dividends. In addition, the timing and amount of future dividends, if any, will be made as management deems appropriate and will depend on a variety of factors including stock price, market conditions, corporate and regulatory requirements (including applicable securities laws and regulations and the rules of the Nasdaq Stock Market), any additional constraints related to material inside information the Company may possess, and capital availability. More information regarding these and other risks, uncertainties and factors is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Barnes & Noble Education, Inc.’s Annual Report on Form 10-K for the fiscal year ended April 27, 2024 (as updated through Barnes & Noble Education's Current Report on Form 8-K filed with the SEC on December 11, 2024), the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2025, each as filed with the SEC, and in other reports filed by the Company and Barnes & Noble Education, Inc. with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this Form 8-K. All information in this Form 8-K is as of the date stated and unless required by law, the Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Form 8-K or to report the occurrence of unanticipated events other than as required by law or regulation.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit Title
99.1	Press Release dated March 12, 2025 (regarding financial results for third quarter ended January 31, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	March 12, 2025	By:	/s/ J. MICHAEL DODSON
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer